UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                           --------------------------


                               September 16, 2005
                        (Date of Earliest Event Reported)


                         United Systems Technology, Inc.
             (Exact name of registrant as specified in its charter)


          Iowa                         0-9574                    42-110279
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              file number)          Identification Number)


                           1850 Crown Road, Suite 1109
                               Dallas, Texas 75234
                    (Address of principal executive offices)


                                 (972) 402-8600
              (Registrant's telephone number, including area code)

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Item 8.01. Other Events
-----------------------

On September 16, 2005, United Systems Technology, Inc. issued a press release to announce results of its 2005 Annual Meeting of Shareholders and consummation of going private transaction.. The press release is attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (c)  Exhibits

          99.1 Press Release dated September 16, 2005


This Report and the Exhibit are furnished to and not filed with the Commission.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          United Systems Technology, Inc.


Date: September 16, 2005                  By: /s/ Randall L. McGee
                                              ----------------------------------
                                              Randall L. McGee, Secretary
                                              and Treasurer (Principal Financial
                                              and Accounting Officer)